UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2020

Federal Realty Investment Trust
(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street,	Rockville,	Maryland	20852-4041
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number including area code: 301/998-8100

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	FRT	New York Stock Exchange
$.01 par value per share, with associated Common Share Purchase Rights

Depositary Shares, each representing 1/1000 of a share	FRT-C	New York Stock Exchange
of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company

☐
If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This amendment No. 1 to the Current Report on Form 8-K amends Exhibit 99.1 furnished on May 6, 2020 solely to correct the row label in the "Year" column in the chart "Lease Expirations" on page 25. No other changes have been made to original Form 8-K. The information in the following chart replaces in its entirety the comparable chart in the exhibit furnished on May 6, 2020.

Item 2.02.     Results of Operations and Financial Condition

Lease Expirations
March 31, 2020

Assumes no exercise of lease options

	Anchor Tenants (1)			Small Shop Tenants			Total
Year	Expiring SF	% of Anchor SF	Minimum Rent PSF (2)	Expiring SF	% of Small Shop SF	Minimum Rent PSF (2)	Expiring SF (4)	% of Total SF	Minimum Rent PSF (2)
2020	595,000	4%	$17.52	537,000	8%	$35.96	1,131,000	5%	$26.27
2021	1,419,000	10%	$19.86	844,000	12%	$44.53	2,264,000	10%	$29.07
2022	1,970,000	13%	$17.92	974,000	14%	$43.70	2,944,000	13%	$26.45
2023	1,524,000	10%	$21.58	903,000	13%	$46.25	2,427,000	11%	$30.76
2024	2,403,000	16%	$18.48	915,000	13%	$46.54	3,318,000	15%	$26.21
2025	1,517,000	10%	$21.64	779,000	11%	$43.03	2,296,000	10%	$28.89
2026	813,000	5%	$21.87	427,000	6%	$50.21	1,241,000	6%	$31.64
2027	832,000	6%	$34.40	483,000	7%	$47.67	1,315,000	6%	$39.28
2028	791,000	5%	$22.94	412,000	6%	$53.28	1,203,000	6%	$33.34
2029	932,000	6%	$25.54	389,000	5%	$45.76	1,321,000	6%	$31.49
Thereafter	2,252,000	15%	$25.54	353,000	5%	$46.47	2,604,000	12%	$28.37
Total (3)	15,048,000	100%	$21.92	7,016,000	100%	$45.32	22,064,000	100%	$29.36

Assumes all lease options are exercised

	Anchor Tenants (1)			Small Shop Tenants			Total
Year	Expiring SF	% of Anchor SF	Minimum Rent PSF (2)	Expiring SF	% of Small Shop SF	Minimum Rent PSF (2)	Expiring SF (4)	% of Total SF	Minimum Rent PSF (2)
2020	351,000	2%	$20.09	508,000	7%	$35.59	859,000	4%	$29.26
2021	369,000	2%	$14.84	534,000	8%	$46.79	903,000	4%	$33.72
2022	254,000	2%	$22.42	583,000	8%	$43.02	837,000	4%	$36.77
2023	386,000	3%	$24.28	563,000	8%	$42.51	949,000	4%	$35.10
2024	581,000	4%	$22.78	456,000	6%	$45.68	1,036,000	5%	$32.85
2025	334,000	2%	$21.79	420,000	6%	$43.20	754,000	3%	$33.71
2026	537,000	4%	$23.51	354,000	5%	$46.88	891,000	4%	$32.80
2027	744,000	5%	$21.98	466,000	7%	$46.63	1,211,000	6%	$31.47
2028	626,000	4%	$18.64	414,000	6%	$49.87	1,040,000	5%	$31.07
2029	795,000	5%	$22.26	367,000	5%	$44.12	1,162,000	5%	$29.16
Thereafter	10,071,000	67%	$22.19	2,351,000	34%	$47.53	12,422,000	56%	$26.98
Total (3)	15,048,000	100%	$21.92	7,016,000	100%	$45.32	22,064,000	100%	$29.36

Notes:
(1)	Anchor is defined as a commercial tenant leasing 10,000 square feet or more.
(2)	Minimum Rent reflects in-place contractual (defined as cash-basis excluding rent abatements) rent as of March 31, 2020.
(3)	Represents occupied square footage of the commercial portion of our portfolio as of March 31, 2020.
(4)	Individual items may not add up to total due to rounding.

The foregoing information is being furnished under Item 2.02- Results of Operations and Financial Condition. This information shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchnage Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date:	May 7, 2020	/s/ Daniel Guglielmone

Daniel Guglielmone
Executive Vice President-
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL Document